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                                                                   EXHIBIT 23.10

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of United International Holdings, Inc. of our report dated February 16, 1996 on the financial statements of TELEFENUA S.A.

We also consent to the reference to our firm under the caption "Experts" in the Registration Statement.

                                              COOPERS & LYBRAND TAHITI


/s/ JEAN-PIERRE GOSSE
---------------------
Jean-Pierre GOSSE
Papeete, February 27, 1998